SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  January 13, 1999


                          The Great Train Store Company
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

         1-13158                                       75-2539189

(Commission File Number)                       (IRS Employer Identification No.)


14180 Dallas Parkway, Suite 618, Dallas, Texas                     75240

(Address of Principal Executive Offices)                        (Zip Code)


                                 (972) 392-1599
              (Registrant's Telephone Number, Including Area Code)

                                 Not applicable
         (Former name or former address, if changed since last report.)

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ITEM 5.  OTHER EVENTS.

         On January 13, 1999, The Great Train Store Company (the "Company") issued a press release announcing preliminary 1998 sales results and a letter to its stockholders.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

Exhibit            Description
-------            -----------
20.1               Text of Letter to Stockholders dated January 13, 1999.

99.2 Text of press release, dated January 13, 1999, issued by The Great Train Store Company.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   January 13, 1999

                               THE GREAT TRAIN STORE COMPANY


                               By:
                                  ------------------------------------------
                                  Cheryl A. Taylor
                                  Vice President - Finance and Administration,
                                  Principal Financial Officer

                                  EXHIBIT INDEX


Exhibit                    Description
-------                    -----------
20.1                 Text of Letter to Stockholders dated January 13, 1999.

99.2 Text of press release, dated January 13, 1999, issued by The Great Train Store Company